Subsequent Events	12 Months Ended
Dec. 31, 2020
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Subsequent Events
NOTE  25. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through March 26, 2021, which is the date on which these financial statements were issued.
On January 14, 2021, the Company entered into a definitive agreement with Bluma Wellness Inc. (“Bluma”)(the “Bluma Agreement”), pursuant to which Cresco will acquire all of the issued and outstanding shares of Bluma in an all-share
transaction that values Bluma at an equity value of $213 million (the “Bluma Transaction”), or $1.12 per Bluma share. Under the terms of the Bluma Agreement, holders of common shares of Bluma will receive 0.0859 subordinate voting shares of Cresco for each Bluma share. The Bluma Transaction is expected to close during the second quarter of 2021. On March 15, 2021, Cresco agreed to extend $7.5 million to One Plant Florida (“One Plant”), Bluma’s operating subsidiary. The proceeds of the loan will be used for the expansion of One Plant’s operations in Florida and to satisfy tax liabilities relating to the settlement of vested restricted share units.
On January 14, 2021, the Company announced the commencement of a best efforts overnight marketed offering (the “Offering”) of subordinate voting shares (the “Securities”) of the Company. On January 15, 2021, the Company closed the Offering of 9.9 million subordinate voting shares at a price of C$16.00 per share for total gross proceeds of approximately US$125.0 million. The Securities were offered in each of the Provinces of Canada, other than Québec, pursuant to a prospectus supplement dated January 19, 2021 to the Company’s base shelf prospectus dated July 25, 2019 and in the United States on a private placement basis to “qualified institutional buyers.”
On February 16, 2021, the Company closed its acquisition of four Ohio dispensaries previously operated by Verdant Creations, LLC and its affiliates (collectively “Verdant”) pursuant to the agreements previously announced on May 26, 2020. The Company acquired the four dispensaries for cash consideration of US$11.5 million and 127,065 Cresco shares at a price of C$20 per share share for total equity consideration of US$2.0 million. As of the date of issuance of this report, the Company is still in the process of determining the fair value of acquired assets and liabilities and calculation of the associated goodwill.
On February 22, 2021, the Company entered into a share purchase agreement with Spyder Cannabis Inc. and agreed to the terms of a debt assignment agreement with Plant-Based Investment Corp (“PBIC”) (collectively, the “180 Smoke Agreement”), pursuant to which Cresco will sell all of the equity interests of 180 Smoke in a cash transaction that values 180 Smoke at an equity value of $0.000001 on a cash-free basis, and Cresco will sell its outstanding debt receivables with 180 Smoke of approximately C$11.6M to PBIC for C$1.0M cash (collectively, the “180 Smoke Transaction”). The 180 Smoke Transaction is expected to close in the first half of 2021.
On March 18, 2021, the Company entered into a definitive agreement to acquire all of the issued and outstanding equity interests in Cultivate Licensing LLC and BL Real Estate LLC (collectively, “Cultivate”), a vertically integrated Massachusetts operator, for maximum consideration of up to $158.0 million (the “Purchase Price”). A portion of the Purchase Price is payable upon closing of $15.0 million cash consideration and Cresco shares having an equity value equal to $75.0 million. The remaining portion of the Purchase Price will be structured as an earnout of up to $68.0 million in which approximately 12.5% of earnout payments shall be paid in cash and the remaining portion satisfied through issuance of Cresco shares (the “Cultivate Transaction”). The Cultivate Transaction is expected to close in the fourth quarter of 2021.